JAPAN SMALLER CAPITALIZATION FUND, INC.
                     (formerly Japan OTC Equity Fund, Inc.)
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                November 12, 2002

                                 ---------------

TO THE SHAREHOLDERS OF
JAPAN SMALLER CAPITALIZATION FUND, INC.:

      Notice is hereby given that the 2002 Annual Meeting of Shareholders (the "Meeting") of Japan Smaller Capitalization Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Tuesday, November 12, 2002, at 10:30 A.M. for the following purposes:

      (1) To elect five Directors to serve for the ensuing year; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 20, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after October 29, 2002, at the offices of the Fund, 180 Maiden Lane, 26th Floor, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors


                                                        KENNETH L. MUNT
                                                           Secretary

New York, New York
Dated: September 30, 2002

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                     (formerly Japan OTC Equity Fund, Inc.)
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                November 12, 2002

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2002 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Tuesday, November 12, 2002, at 10:30 A.M. The approximate mailing date of this Proxy Statement is September 30, 2002.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on September 20, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 20, 2002, the Fund had outstanding 15,846,384 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than the election of five Directors which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting the five Board of Directors nominees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal. It is the intention of the persons named in the enclosed proxy to nominate and vote (unless such authority has been withheld in the proxy or properly revoked) in favor of the election of the following Board of Directors nominees: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor and John F. Wallace. The Board of Directors has one vacant seat owing to the death of George H. Chittenden in September 2000. Shareholders cannot vote for a greater number of persons for Director than the five nominees named. Certain biographical and other information pertaining to the Board of Directors nominees is set forth in
Exhibit I to this Proxy Statement.

      The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) also will be a non-interested person.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. Currently, Messrs. Barker, Tan and Taylor are members of these Committees. The principal purpose of the Audit Committee is described below. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended February 28, 2002, the Board of Directors held six meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Audit Committee Report. Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on May 18, 2000, the Audit Committee's principal responsibilities are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the in dependent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accounts' and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), the Fund's independent auditors and discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with PWC. The Audit Committee has considered whether the provision of non-audit services by the PWC is compatible with maintaining the independence of those auditors. At its meeting held April 16, 2002, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and PWC. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") and its affiliates was compatible with maintaining PWC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to shareholders for the fiscal year ended February 28, 2002.

      Interested Persons. The Fund considers two nominees, Messrs. Hama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act because of the positions they hold or have held with the Fund, NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), as applicable. Mr. Hama is President of the Fund, President and a Director of NAM-U.S.A. and a former Management Executive, Senior Officer and Director of NAM. Mr. Wallace is a former Vice President, Treasurer and Secretary of the Fund and a former Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

      Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $37,150 for the fiscal year ended February 28, 2002.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                               Aggregate            Pension or Retirement       Aggregate Compensation from
                                             Compensation        Benefit Accrued as Part of        Fund Complex Paid to
                                             from Fund For          Fund Expenses for its          Directors During the
                                         its Fiscal Year Ended        Fiscal Year Ended             Calendar Year Ended
        Name of Director                   February 28, 2002          February 28, 2002             December 31, 2001*
        ----------------                   -----------------          -----------------             ------------------
William G. Barker..................            $8,500                       None                         $28,000
Kazuhiko Hama......................                --                       None                              --
Chor Weng Tan......................            $8,500                       None                         $28,000
Arthur R. Taylor...................            $8,500                       None                         $28,000
John F. Wallace....................            $8,500                       None                         $27,500

----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2001. On June 11, 2001, Jakarta Growth Fund, Inc. merged into The Indonesia Fund, Inc. In January 2002, Nomura Pacific Basin Fund, Inc. was liquidated.

      Officers of the Fund. Information pertaining to the officers of the Fund is set forth in Exhibit II to this Proxy Statement. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Set forth in Exhibit III to this Proxy Statement is the following information for each Board of Director nominee: (i) the number of shares of common stock of the Fund owned; (ii) the aggregate dollar range of equity securities in the Fund; and (iii) the aggregate dollar range of securities in all registered funds in the Fund Complex overseen by the Board of Directors nominee. Also set forth in Exhibit III is information for each Board of Director nominee and immediate family members relating to securities owned beneficially or of record in NAM-U.S.A. and NAM. At September 20, 2002, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of 1,700 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Hama, President of the Fund, and Mr. Haruguchi, a Vice President of the Fund, together own less than 1% of the shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Georgeson Shareholder ("Georgeson"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Georgeson is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

Independent Accountant's Fees

      The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended February 28, 2002 for professional services rendered for: (i) the audit of the Fund's annual financial statements; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. The Fund's Audit Committee has considered whether the provision of non-audit services under clause (iii) is compatible with maintaining the independence of PWC from the Fund.

                                          Audit Fees      Financial Information
                                          Charged to       Systems Design and          All
              Fund                         the Fund        Implementation Fees     Other Fees*      Fiscal Year End
              ----                         --------        -------------------     -----------      ---------------
Japan Smaller Capitalization Fund, Inc.    $44,000                None              $41,500        February 28, 2002

----------
*    $7,500 of these other non-audit services relate to the Fund.

Voting Requirements

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the five Board of Directors nominees. The election of Directors (Item 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted.

Broker Non-Votes and Abstentions

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Item 1), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions.

      The shares as to which proxies so designated are granted authority by broker-dealer firms to vote on the election of Directors (Item 1), the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Item 1).

Address of Manager and Investment Adviser

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Annual Report Delivery

      The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by May 30, 2003.

                                              By Order of the Board of Directors


                                                          Kenneth L. Munt
                                                            Secretary
New York, New York
Dated: September 30, 2002

                                                                       Exhibit I

              INFORMATION PERTAINING TO BOARD OF DIRECTORS NOMINEES

Certain biographical and other information relating to each Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                          Other
                                                  Term of                                               Number of         Public
                                                Office and                                            Funds in the     Directorships
Name, Address and Age of    Position(s) Held     Length of         Principal Occupation(s)            Fund Complex      Held by the
  Director Nominee*          with the Fund      Time Served*       During Past Five Years              Overseen**         Director
------------------------    ----------------    ------------       ----------------------             ------------     -------------
Kazuhiko Hama (56)***          President       President and     President of the Fund since          2 registered         None
180 Maiden Lane              and Director      Director since    June 2001; President and             investment
New York, New York 10038                       June 2001         Director of NAM-U.S.A. since         companies
                                                                 June 2001; Management                consisting of
                                                                 Executive of NAM from 2000 to        2 portfolios
                                                                 June 2001; Senior Officer of
                                                                 NAM from 1999 to 2000;
                                                                 Director of NAM (formerly The
                                                                 Nomura Securities Investment
                                                                 Trust Management Co., Ltd.)
                                                                 from 1996 to 1998.

John F. Wallace (74)****       Director        Director          Vice President of the Fund           2 registered         None
17 Rhoda Street                                since 1990        from 1997 to 2000 and                investment
West Hempstead,                                                  Secretary and Treasurer of the       companies
New York 11552                                                   Fund from 1990 to 1997; Senior       consisting of
                                                                 Vice President of NAM-U.S.A.         2 portfolios
                                                                 from 1981 to 2000, Secretary
                                                                 from 1976 to 2000, Treasurer
                                                                 from 1984 to 2000 and Director
                                                                 from 1986 to 2000.

----------
* Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successors are elected and qualified or until their earlier resignation or removal.

**    In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

*** Mr. Hama is a director and President of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Hama is an "interested person," as defined in the Investment Company Act, of the Fund, based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.

**** Mr. Wallace is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Wallace may be considered an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A. Under a contractual arrangement between NAM-U.S.A. and Mr. Wallace for a limited duration , Mr. Wallace receives compensation from NAM-U.S.A. for providing consulting services with respect to the U.S. registered investment companies managed by NAM-U.S.A.

Certain biographical and other information relating to the nominees for Director who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                           Other
                                                                                                         Number of         Public
                                                 Term of Office                                        Funds in the    Directorships
Name, Address and Age of     Position(s) Held    and Length of       Principal Occupation(s)           Fund Complex     Held by the
   Director Nominee*           with the Fund     Time Served**       During Past Five Years             Overseen***      Director
------------------------     ----------------    -------------       ----------------------            ------------    -------------
William G. Barker, Jr. (69)      Director        Director        Consultant to the television         2 registered          None
111 Parsonage Road                               since 1993      industry since 1991.                 investment
Greenwich, Connecticut                                                                                companies
06830                                                                                                 consisting of
                                                                                                      2 portfolios

Chor Weng Tan (66)               Director        Director        Managing Director for Education,     2 registered          None
3 Park Avenue                                    since 1990      The American Society of Mechanical   investment
New York, New York                                               Engineers since 1991; Director,      companies
10016                                                            U.S.-China Education Foundation      consisting of
                                                                 since 1992.                          2 portfolios

Arthur R. Taylor (67)            Director        Director        President of Muhlenberg College      2 registered          None
339 North Leh Street                             since 1990      since 1992-2002; Chairman of Arthur  investment
Allentown, Pennsylvania                                          R. Taylor & Co. (investment firm)    companies
18104                                                            since 1980; Director of Biofield     consisting of
                                                                 Corp. since 2000.                    2 portfolios

----------
* Each nominee is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

** Each nominee, if elected must serve as Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

                                                                      Exhibit II

               INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:

                                                                                                                         Shares of
                                                                                                                          Common
                                                                                            Number                       Stock of
                                              Term of                                      of Funds                      the Fund
                                           Office** and                                   in the Fund                   Beneficially
Name, Address* and      Position(s) Held    Length of      Principal Occupation(s)         Complex***       Public       Owned at
 Age of Officers          with the Fund     Time Served    During Past Five Years           Overseen     Directorships  Record Date
------------------      ----------------   ------------    ----------------------         -----------    -------------  -----------
Kazuhiko Hama             President and    President      President and Director of       2 registered        None          -0-
(56)                        Director       since 2001     NAM-U.S.A. since June 2001;     investment
                                                          Management Executive of NAM     companies
                                                          from 2000 to June 2001; Senior  consisting of
                                                          Officer of NAM from 1999 to     2 portfolios
                                                          2000; Director of NAM
                                                          (formerly The Nomura
                                                          Securities Investment Trust
                                                          Management Co., Ltd.) from
                                                          1996 to 1998.

Keisuke Haruguchi        Vice President    Vice           Senior Vice President and       2 registered        None          -0-
(51)                                       President      Director of NAM-U.S.A. since    investment
                                           since 1999     1999; Senior Manager of NAM     companies
                                                          from 1997 to 1998.              consisting of
                                                                                          2 portfolios

Kenneth L. Munt          Vice President    Vice           Senior Vice President and       2 registered        None          -0-
(55)                      and Secretary    President      Secretary of NAM-U.S.A. since   investment
                                           since 2001     1999; Senior Vice President of  companies
                                           and            Human Resources for Middlesex   consisting of
                                           Secretary      Mutual Assurance Company from   2 portfolios
                                           since 2002     1996 to 1999.

David G. Stoeffel        Vice President    Vice           Senior Vice President of        2 registered        None          200
(43)                                       President      NAM-U.S.A. since 1999, Vice     investment
                                           since 1999     President since 1998; Eastern   companies
                                                          Division Manager of Brinson     consisting of
                                                          Funds from 1997 to 1998.        2 portfolios

Rita Chopra-Brathwaite   Treasurer         Treasurer      Vice President of NAM-U.S.A.    2 registered        None          -0-
(33)                                       since 2002     since 2001: Assistant Vice      investment
                                                          President of NAM-U.S.A. from    companies
                                                          1999 to 2000. Senior            consisting of
                                                          Accounting Manager from 1997    2 portfolios
                                                          to 1998.

----------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.

**    Elected by and serves at the pleasure of the Board of Directors.

***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

                                                                     Exhibit III

                    INFORMATION PERTAINING TO STOCK OWNERSHIP
                         BY BOARD OF DIRECTORS NOMINEES

      Information relating to the share ownership by each Director nominee at September 20, 2002 is set forth below:

                                                                                               Aggregate Dollar Range of
                                         Shares of Common        Aggregate Dollar Range       Securities in All Registered
                                         Stock of the Fund        of Equity Securities          Funds in the Fund Complex
Name of Director Nominee                Beneficially Owned            in the Fund             Overseen by Director Nominee
------------------------                ------------------            -----------             ----------------------------
William G. Barker, Jr. .............            -0-                       None                           None
Kazuhiko Hama.......................            -0-                       None                           None
Chor Weng Tan.......................           1,000                   $1-$10,000                     $1-$10,000
Arthur R. Taylor....................            -0-                       None                           None
John F. Wallace.....................            700                    $1-$10,000                     $1-$10,000

      None of the nominees for Director or his immediate family members owned beneficially or of record any class of securities of any of NAM-U.S.A. and NAM at September 20, 2002.


                                     III-1

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kazuhiko Hama and Kenneth Munt as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Japan Smaller Capitalization Fund, Inc. (the "Fund") held of record by the undersigned on September 20, 2002 at the Annual Meeting of the Shareholders of the Fund to be held on November 12, 2002 or any adjournment thereof.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

_________________________________          _____________________________________

_________________________________          _____________________________________

_________________________________          _____________________________________

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                     JAPAN SMALLER CAPITALIZATION FUND, INC.
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Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                           |_|

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL NOMINEES.

1.    Election of Directors.
      Nominees: (01) William G. Barker, Jr.    (04) Arthur R.  Taylor
                (02) Kazuhiko Hama             (05) John F. Wallace
                (03) Chor Weng Tan

                                         WITHHOLD
                        FOR ALL          FROM ALL
                        NOMINEES         NOMINEES

                          |_|               |_|

             |_|______________________________________
                For all nominees except as noted above

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1.


Signature:___________________Date:_______  Signature:________________Date:______